UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 22, 2012

FIRST FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-17122	57-0866076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 2440 Mall Drive, Charleston, South Carolina  29406
 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (843) 529-5933

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On February 22, 2012, First Financial Holdings, Inc. (the “Company”) issued a press release announcing that its wholly-owned subsidiary, First Federal Savings and Loan Association of Charleston (the “Bank”), has converted from a federal savings and loan association to a South Carolina-chartered commercial bank and member of the Federal Reserve System.  In connection with the Bank’s conversion, the Company also announced that it has registered with the Federal Reserve as a bank holding company.  A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits

Number	Description

99.1	Press Release dated February 22, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC. (Registrant)

Date: February 22, 2012	By:	/s/ Robert L. Davis
Executive Vice President,
Corporate Counsel and Secretary